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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2910

Mosaic Government Money Market Trust
(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI  53711
(Address of principal executive offices)(Zip code)

W. Richard Mason
Madison/Mosaic Legal and Compliance Department
8777 N. Gainey Center Drive, Suite 220
Scottsdale, AZ  85258
(Name and address of agent for service)

Registrant's telephone number, including area code:  608-274-0300

Date of fiscal year end:  September 30

Date of reporting period:  March 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspoection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

Item 1.  Report to Shareholders.

Semi-Annual Report (unaudited)

March 31, 2004

Mosaic Government Money Market

Mosaic Funds
www.mosaicfunds.com

Letter to Shareholders

The six-month period ended March 31, 2004 saw the seven-day yield of Government Money Market remain virtually constant, moving from 0.41% to 0.40%, as short-term rates remained at historic lows. (Absent a waiver of fees, the yield would have been lower. For details, see note 3 on page 6.) Over the course of this period, the Federal Reserve Board maintained their low-rate posture, and only made vague suggestions of policy changes ahead. Money market rates and the Federal Funds rate are closely linked, with Fed rate moves rapidly reflected in the yield of money market funds. Despite the recent signs of better economic growth, the Fed appeared in no hurry to raise rates and risk dampening the recovery.

Market Overview

As we entered the final quarter of 2003, there were signs that the economy and equity market had finally made a turn. The economic expansion put upward pressure on interest rates, which was counterbalanced by the Federal Reserve’s conviction that they could hold interest rates at low levels for a considerable time. One aspect of this low-rate environment was fear of deflation–a general drop in prices. The Federal Reserve Board had commented on this possibility earlier in 2003, and only over the course of the year changed its assessment from a deflationary tilt to a more balanced risk. Another factor was the stubbornly low employment statistics, which continued to disappoint throughout the entire six-month period.

On the other hand, there was growing evidence that economic activity had entered a strong and sustainable recovery. The monetary and fiscal stimulus seemed to be gaining traction, as the third quarter 2003 GDP came in at an 8% annual rate, and the fourth quarter 2003 near 5%. Growth was broad-based, with advancing capital spending, improving inventory stockpiles, strong housing, and stable consumer expenditures.

As we completed the first quarter of 2004, the contrary forces on interest rates were again at a deadlock, with rates on the 10-Year Treasury drifting upwards for most of the quarter, but finishing slightly lower than they were at the beginning of the year. Once again, the story was Federal Reserve resolve and weak employment figures. Heavy buying of U.S. debt securities by foreign investors was another factor that helped mask underlying economic strength.

Outlook

We are of the belief that the low rates that characterized this period were not supported by economic fundamentals. We believe that it is just a matter of time, and a few good employment numbers, before rates resume their cyclical rise. This will be good news for money market investors, since yields will respond quickly to any increased Fed rates. At the same time, the Fed has reiterated their patience, and it may be some time before we see rates rise. In the meantime, Government Money Market continues to provide investors with a means of capital preservation and regular income in line with prevailing rates.

Sincerely,

(signature)

Christopher C. Berberet, CFA

Vice President

Statement of Net Assets (unaudited)

	PRINCIPAL AMOUNT	VALUE
U.S. GOVERNMENT AGENCY OBLIGATIONS: 99.0% of net assets
Federal Home Loan Bank, 0.99% 4/23/04	$2,000,000	$1,998,757
Federal Home Loan Bank, 0.99% 6/16/04	2,500,000	2,494,756
Federal Home Loan Bank, 0.99% 6/23/04	2,000,000	1,995,438
Freddie Mac, 1.10%, 4/15/04	1,750,000	1,749,249
Freddie Mac, 1.00%, 4/20/04	2,000,000	1,998,927
Freddie Mac, 1.02%, 4/27/04	1,000,000	999,258
Freddie Mac, 1.01%, 5/4/04	2,000,000	1,998,096
Freddie Mac, 1.00%, 5/25/04	1,500,000	1,497,728
Freddie Mac, 1.00%, 6/1/04	1,750,000	1,747,045
Freddie Mac, 0.99%, 6/15/04	2,000,000	1,995,861
Freddie Mac, 1.03%, 7/21/04	1,500,000	1,495,236
Fannie Mae, 0.99%, 4/1/04	1,500,000	1,500,000
Fannie Mae, 1.02%, 4/7/04	3,250,000	3,249,425
Fannie Mae, 1.05%, 4/13/04	1,500,000	1,499,490
Fannie Mae, 0.99%, 4/21/04	1,750,000	1,749,025
Fannie Mae, 1.00%, 5/12/04	1,250,000	1,248,551
Fannie Mae, 0.99%, 5/19/04	1,750,000	1,747,648
Fannie Mae, 1.00%, 5/26/04	1,750,000	1,747,302
Fannie Mae, 0.99%, 6/2/04	$1,250,000	$1,247,875
Fannie Mae, 1.02%, 7/7/04	2,000,000	1,994,505
Fannie Mae, 1.01%, 7/14/04	1,000,000	997,082
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS(Cost $36,951,254)		$36,951,254
REPURCHASE AGREEMENT: 1.8% of net assets With Morgan Stanley and Company issued 3/31/04 at 0.84%, due 4/1/04, collateralized by $685,476 in United States Treasury Notes due 8/15/19. Proceeds at maturity are $672,016. (Cost $672,000).		672,000
TOTAL INVESTMENTS: (Cost $37,623,254)+		$37,623,254
CASH AND RECEIVABLES LESS LIABILITIES: (0.8)% of net assets		(287,280)
NET ASSETS: 100%		$37,335,974
CAPITAL SHARES OUTSTANDING		37,336,056
NET ASSET VALUE PER SHARE		$1.00

Notes to Statement of Net Assets:

+ Aggregate cost for federal income tax purposes as of March 31, 2004

Statement of Operations (unaudited)

For the period ended March 31, 2004
INVESTMENT INCOME (Note 1)
&127;Interest income	$200,955
EXPENSES (Notes 3 and 4)
&127;Investment advisory fees	95,048
&127;Service agreement fees	72,153
&127;Expenses waived	(47,579)
Total expenses	119,622
NET INVESTMENT INCOME	$&127;81,333
TOTAL INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$&127;81,333

Statements of Changes in Net Assets

For the periods indicated
	Period Ended March 31, 2004*	Year Ended September 30, 2003
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
&127;Net investment income	$&127;&127;&127;&127;81,333	$&127;&127;&127;229,825
DISTRIBUTIONS TO SHAREHOLDERS
&127;From net investment income	(81,333)	(229,825)
CAPITAL SHARE TRANSACTIONS (Note 5)	(1,895,150)	920,052
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,895,150)	920,052
NET ASSETS
Beginning of period	$39,231,124	$38,311,072
End of period	$37,335,974	$39,231,124

 *Unaudited

Financial Highlights

Selected data for a share outstanding for the periods indicated.
	Period Ended March 31,	Year Ended September 30,
	2004*	2003	2002	2001	2000
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
&127;Net investment income	0.00	0.01	0.01	0.04	0.05
&127;Less distributions from net investment income	(0.00)	(0.01)	(0.01)	(0.04)	(0.05)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (%)	0.22	0.59	1.02	4.30	5.24
Ratios and supplemental data
Net assets, end of period (thousands)	$37,336	$39,231	$38,311	$42,413	$42,050
&127;Ratio of expenses to average net assets before fee waiver (%)	0.88	0.88	0.88	0.88	0.88
&127;Ratio of expenses to average netassets after fee waiver[1] (%)	0.63	0.68	.--	.--	.--
&127;Ratio of net investment income to average net assets before fee waiver (%)	0.18	0.38	1.02	4.21	5.13
&127;Ratio of net investment income to average net assets after fee waiver[1] (%)	0.43	0.58	.--	.--	.--

1See Note 3 to the Financial Statements.

*Unaudited

Notes to Financial Statements

For the period ended March 31, 2004

1. Summary of Significant Accounting Policies. Mosaic Government Money Market (the "Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment management company. The Fund invests solely in securities issued by the U.S. Government or any of its agencies or instrumentalities or in repurchase agreements backed by such securities. Because the Fund is 100% no-load, its shares are offered and redeemed at the net asset value per share.

Securities Valuation: The Fund uses the amortized cost method of valuation whereby portfolio securities are valued at acquisition cost as adjusted for amortization of premium or accretion of discount.

Investment Transactions: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes.

Investment Income: Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount and market discount are accreted over the expected life of each applicable security using the effective interest method.

Distribution of Income: Net investment income, determined as gross investment income less total expenses, is declared as a dividend each business day. Dividends are distributed to shareholders or reinvested in additional shares as of the close of business at the end of each month. Distributions paid during the years ended March 31, 2004 and 2002 were identical for book purposes and tax purposes.

Income Tax: No provision is made for Federal income taxes since it is the intention of the Fund to comply with the provisions of the Internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all Federal income taxes.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment in Repurchase Agreements. When the Fund purchases securities under agreements to resell, the securities are held in safekeeping by the Fund’s custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safe-keeping with the Fund’s custodian bank. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having Advisory and Services Agreements with the same advisor, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations. The Fund has approximately a 3.1% interest in the consolidated repurchase agreement of $21,491,000 collateralized by $21,921,979 in United States Treasury Notes. Proceeds at maturity are $21,491,501.

3. Investment Advisory Fee and Other Transactions with Affiliates. The Investment Advisor to the Fund, Madison Mosaic, LLC, a wholly owned subsidiary of Madison Investment Advisors, Inc. ("the Advisor"), earns an advisory fee equal to 0.5% per annum of the average net assets of the Fund. The fee is accrued daily and paid monthly. Effective December 9, 2002, the Advisor irrevocably waived 0.25% of this fee for the Fund totaling $47,579 and $79,760 for the six-months ended March 31, 2004 and the year ended September 30, 2003. This waiver may end at any time.

The Advisor will reimburse the Fund for the amount of any expenses of the Fund (less certain expenses) that exceed 1.5% per annum of the average net assets of the Fund up to $40 million and 1% per annum of such amount in excess of $40 million. No amounts were reimbursed to the Fund by the Advisor for the six-months ended March 31, 2004 and the year ended September 30, 2003.

4. Service Agreement Fees. Under a separate Services Agreement, the Advisor will provide or arrange for the Fund to have all other necessary operational and support services for a fee based on a percentage of average net assets. As of the date of this Report, this percentage is 0.38%. The fee is accrued daily and paid monthly.

The Advisor is responsible for the fees and expenses of Trustees who are affiliated with the Advisor and for certain promotional expenses.

5. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares (in dollars and shares) were as follows:

	Period Ended March 31, 2004*	Year Ended Sept. 30, 2003
Shares sold	$7,347,333	$17,610,441
Shares issued in reinvestment of dividends	78,841	222,324
Total shares issued	7,426,174	17,832,765
Shares redeemed	9,321,324	(16,912,713)
Net increase(decrease)	$(1,895,150)	$&127;&127;&127;920,052

*Unaudited

Forward-Looking Statement Disclosure. One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate," "may," "will," "expect," "believe," "plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Proxy Voting Information. The Trust adopted policies that provide guidance and set forth parameters for the voting of proxies relating to securities held in the Fund’s portfolios. These policies are available to you upon request and free of charge by writing to Mosaic Funds, 550 Science Drive, Madison, WI 53711 or by calling toll-free at 1-800-368-3195. Beginning later this year, the Trust’s proxy voting policies may also be obtained by visiting the Securities and Exchange Commission web site at www.sec.gov. The Trust will respond to shareholder requests for copies of our policies within two business days of request by first-class mail or other means designed to ensure prompt delivery.

Change of Independent Auditors. In October 2003, the Board of Trustees decided that, effective for the fiscal year beginning October 1, 2003, for matters relating to such fiscal years, the firm of Grant Thornton, LLP shall serve as the certifying accountant for the Fund, replacing Deloitte & Touche LLP at the conclusion of its engagement certifying the financial statements for the Fund’s fiscal year ended September 30, 2003 and attendant matters related to fiscal years ended prior to September 30, 2004. For the Fund’s last two fiscal years, Deloitte & Touche LLP has not issued to the Fund an adverse opinion or a disclaimer of opinion, or qualified or modified an opinion as to uncertainty, audit scope, or accounting principles. There has been no disagreement with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its report. There have been no events listed in paragraphs (a)(1)(v)(A) through (D) of 17 CFR 229.304(a)(1).

The Mosaic Family of Mutual Funds

Mosaic Equity Trust
Mosaic Investors Fund
Mosaic Balanced Fund
Mosaic Mid-Cap Fund
Mosaic Foresight Fund

Mosaic Income Trust
Mosaic Government Fund
Mosaic Intermediate Income Fund
Mosaic Institutional Bond Fund

Mosaic Tax-Free Trust
Mosaic Arizona Tax-Free Fund
Mosaic Missouri Tax-Free Fund
Mosaic Virginia Tax-Free Fund
Mosaic Tax-Free National Fund

Mosaic Government Money Market

For more complete information on any Mosaic fund, including charges and expenses, request a prospectus by calling 1-800-368-3195. Read it carefully before you invest or send money. This document does not constitute an offering by the distributor in any jurisdiction in which such offering may not be lawfully made. Mosaic Funds Distributor, LLC.

TRANSER AGENT
Mosaic Funds
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

TELEPHONE NUMBERS
Shareholder Service
Toll-free nationwide: 888-670-3600

Mosaic Tiles (24 hour automated information)
Toll-free nationwide: 800-336-3600

550 Science Drive
Madison, Wisconsin 53711

Mosaic Funds
www.mosaicfunds.com

SEC File Number 811-2910

Item 2. Code of Ethics.

Not applicable in semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable in semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable in semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Included in report to shareholders above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.

No changes.

Item 10. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the Trust’s disclosure controls and procedures are effective, based on their evaluation of these controls and procedures within 90 days of the date of this report. There were no significant changes in the Trust’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affectd, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mosaic Government Money Market Trust

By: (signature)

W. Richard Mason, Secretary

Date: May 21, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (signature)

Katherine L. Frank, Chief Executive Officer

Date: May 21, 2004

By:  (signature)

Greg Hoppe, Chief Financial Officer

Date: May 21, 2004